Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY

Tender for Exchange and Give Consents in Respect of

13.5% Senior Subordinated Discount Notes due 2009
for Shares of Common Stock, par value $.01 per share, and
9  3/8% Senior Subordinated Secured Notes due 2009
of
AIRGATE PCS, INC.

          Registered holders of our outstanding Debt Securities (as defined in the Letter of Transmittal and Consent) who wish to tender their Debt Securities in exchange for Common Stock and New Notes (in each case, as defined in the Letter of Transmittal and Consent) and whose Debt Securities are not immediately available or who cannot deliver their Debt Securities and Letter of Transmittal and Consent (and any other documents required by the Letter of Transmittal and Consent) to [       ] (the “Exchange Agent”) before the Tender Expiration Date (as defined in the Letter of Transmittal and Consent), may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See “The Exchange Offer and Consent Solicitation — Procedures for Tendering Old Notes and Delivering Consents” in the Prospectus.

      The Exchange Agent for the Exchange Offer is:

By Registered or Certified Mail,	[ ]	To Confirm By Telephone or
By Hand or Overnight Delivery:	By Facsimile Transmission:	For Information Call:
[ ]	[ ]	[ ]
Attention: [ ]

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION BY A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL AND CONSENT IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (AS DEFINED IN THE LETTER OF TRANSMITTAL AND CONSENT), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL AND CONSENT FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

      The undersigned hereby tenders the principal amount of Debt Securities indicated below, upon the terms and subject to the conditions contained in the Prospectus and Solicitation Statement, dated [                    ], 2003 (the “Prospectus”) of Airgate PCS, Inc. (the “Company”), receipt of which is hereby acknowledged.

Name of Tendering Holder	Name and Address of Registered Holder as it Appears on the Debt Securities (Please Print)	Number(s) of Debt Securities Tendered (or Account Number at Book-Entry Facility)	Principal Amount of Debt Securities Tendered

SIGN HERE

Name of Registered or Acting Holder:

Signature(s):

Name(s) (please print):

Address:

Telephone Number:

Date:

If Debt Securities will be tendered by book-entry transfer, provide the following information:

DTC Account Number:

Date:

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THE FOLLOWING GUARANTEE MUST BE COMPLETED

GUARANTEE OF DELIVERY

(NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Debt Securities (or a confirmation of book-entry transfer of such Debt Securities into the Exchange Agent’s account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal and Consent within three New York Stock Exchange trading days after the Tender Expiration Date.

Name of Firm:

Address:

Area Code and Telephone No.:

(Authorized Signature)
Name:

(Please type or print)
Title:

Date:

NOTE:	DO NOT SEND DEBT SECURITIES WITH THIS NOTICE OF GUARANTEED DELIVERY. DEBT SECURITIES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL AND CONSENT.

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